UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2012

COMMUNITY WEST BANCSHARES

(Exact Name of Registrant as Specified in Its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-23575	77-0446957
(Commission File Number)	(IRS Employer Identification No.)

445 Pine Avenue, Goleta, California	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 692-5821

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Community West Bancshares (the “Company”) files this Current Report on Form 8-K to report that it has entered into a written agreement, dated April 23, 2012 (the “Regulatory Agreement”) with the Federal Reserve Bank of San Francisco. Without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, the Company has agreed to take the following corrective actions to address certain alleged violations of law and/or regulation, as more fully discussed in the Regulatory Agreement, as copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein:

•

take appropriate steps to fully utilize the Company’s financial and managerial resources to serve as a source of strength to the Company’s wholly-owned subsidiary bank, Community West Bank (the “Bank”), including taking steps to ensure the Bank’s compliance with a Consent Order issued to it by the Comptroller of the Currency, effective as of January 26, 2012, and any other supervisory action taken by the Bank’s federal and state regulators;

•	refrain from declaring or paying dividends absent prior regulatory approval;

•	refrain from taking dividends or any form of payment from the Bank representing a reduction in the Bank’s capital absent prior regulatory approval;

•	refrain from incurring, increasing or guaranteeing any debt or repurchasing or redeeming any shares of its stock absent prior regulatory approval;

•

develop and submit for regulatory approval a written capital plan to maintain sufficient capital on a consolidated basis, which capital plan should, at a minimum, address, consider and include current and future capital requirements on a consolidated basis and compliance with federal regulations and guideline; the adequacy of the Bank’s capital, the sources and timing of funds necessary to fulfill future capital requirements; and the requirements of federal law that the Company serve as a source of strength to the Bank;

•	develop and submit for regulatory approval a cash flow projection of the Company’s planned sources and uses of cash for debt service, operating expenses and other purposes;

•

comply with appropriate regulatory notice and approval requirements when appointing any new directors or senior executive officers or changing the responsibilities of any senior executive officer and comply with the limitations on indemnification and severance payments set forth in Section 18(k) of the Federal Deposit Insurance Act (12 USC 1828(i)) and Part 359 of the FDIC’s implementing regulations; and

•	furnish written progress reports to the Federal Reserve Bank of San Francisco detailing the form and manner of any actions taken to secure compliance with the Regulatory Agreement.

The description of the Regulatory Agreement contained in this item 1.01 is qualified in its entirety by reference to the Regulatory Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Written Agreement, by and between the Federal Reserve Bank of San Francisco and Community West Bancshares, dated April 23, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2012	COMMUNITY WEST BANCSHARES

	By:	/s/ Charles G. Baltuskonis
Charles G. Baltuskonis
Executive Vice President and Chief Financial Officer

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